UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2018

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283

(Commission File Number)	(IRS Employer Identification No.)

One SE Convenience Blvd., Ankeny, Iowa	50021

(Address of principal executive Offices)	(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02.    Results of Operations and Financial Condition.

On June 12, 2018, Casey's General Stores, Inc. (the "Company") issued a press release announcing its financial results for the fourth fiscal quarter and fiscal year ended April 30, 2018. A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2018, the Compensation Committee of the Board of Directors of Casey's General Stores, Inc. (the “Board”) approved long-term equity incentive awards to fifteen officers, consisting of the Chief Executive Officer, five Senior Vice Presidents, and nine Vice Presidents. The awards, made under the terms of the 2009 Stock Incentive Plan of the Company, are equal to a percentage (ranging from 90% to 150%) of the officer’s base salary for FY2019, and consist of three types of restricted stock units: Time-Based Units (comprising 25% of the award amount); ROIC Units (comprising 37.5% of the award amount); and TSR Units (comprising 37.5% of the award amount). The restricted stock units will vest in full on June 15, 2021 and be settled in shares of the Company’s Common Stock, no par value, subject in each instance to the officer’s continued employment with the Company through the vest date and satisfaction of certain performance measures. Further information concerning the terms of the awards and the applicable performance measures are included in the form of award agreement and summary contained in Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on July 19, 2017.

On June 8, 2018, the Board also approved base salaries and the annual short-term incentive plan arrangements for the Company’s executive officers and Vice Presidents for the fiscal year ending April 30, 2019. Further information concerning such arrangements is described in Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Casey’s General Stores, Inc., dated June 12, 2018
99.2	Description of FY2019 Salary and Bonus Arrangements for Executive Officers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Date: June 12, 2018	By:	/s/ William J. Walljasper

William J. Walljasper
Senior Vice President and
Chief Financial Officer